SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND:

Deutsche Money Market VIP

The following disclosure replaces similar disclosure contained in the “Distributions” section of the fund’s prospectus:

All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash.  Any unpaid dividends will be received when the insurance company redeems its entire account, unless the insurance company elects to receive unpaid dividends on the next monthly dividend payment date. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.

Please Retain This Supplement for Future Reference

April 6, 2015 PROSTKR-488